UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 26, 2023

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 526-5533

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on Tuesday, September 26, 2023, as a virtual meeting online via live audio webcast at which the matters set forth below were submitted to a vote of stockholders. Shareholders representing 8,678,008, or 95.6%, of the 9,076,832 shares entitled to vote were voted virtually or by proxy. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. At the Annual Meeting, management Proposals 1, 2, 3 and 4 were approved. The proposals below are described in detail in the Company’s definitive proxy statement dated September 1, 2023, for the Annual Meeting.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors to serve for a one-year term expiring at the annual meeting of shareholders in 2023:

William L. Bridgford	Allan Bridgford Sr.	Todd C. Andrews	Raymond F. Lancy
Keith A. Ross	Mary Schott	D. Gregory Scott	John V. Simmons

The shareholder voting for board members is summarized as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
William L. Bridgford	7,321,914	364,570	991,524
Allan Bridgford Sr.	7,300,548	385,936	991,524
Todd C. Andrews	7,504,770	181,714	991,524
Raymond F. Lancy	7,319,163	367,321	991,524
Keith A. Ross	7,315,685	370,799	991,524
Mary Schott	7,528,171	158,313	991,524
D. Gregory Scott	7,524,243	162,241	991,524
John V. Simmons	7,323,584	362,900	991,524

Proposal 2

Votes cast for appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company for the fiscal year ending November 3, 2023, were as follows:

8,662,613 FOR

6,240 AGAINST

9,155 ABSTAINED

Proposal 3

The management proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy materials was approved. The results of shareholder voting were as follows:

For	Against	Abstained	Broker Non-Vote
7,642,246	31,575	12,663	991,524

Proposal 4

The management proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of named executive officers of the Company, as described in the proxy materials was approved at 3 years. The results of shareholder voting were as follows:

3 Years	2 Years	1 Year	Abstained
7,368,352	15,246	293,018	9,868

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

September 27, 2023	By:	/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Principal Financial Officer